Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of May 10, 2010, is made by and among Great Lakes Dredge & Dock Corporation (the “Borrower”), the other “Loan Parties” from time to time party to the Credit Agreement referred to and defined below (together with the Borrower, the “Loan Parties”), the Lenders (as defined below) signatory hereto and Bank of America, N.A. (successor by merger to LaSalle Bank National Association) as Swing Line Lender, Sole Lead Arranger, Issuing Lender and Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to and defined below.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Loan Parties, the financial institutions from time to time party thereto (collectively, the “Lenders”), the Administrative Agent and the Issuing Lender have entered into that certain Credit Agreement dated as of June 12, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower;

WHEREAS, the Borrower, the Lenders and the Administrative Agent have agreed, pursuant to the terms hereof, to amend the Credit Agreement to effect a reduction to zero of the Revolving Loan Commitment of Lehman Commercial Paper Inc. (“Lehman”) on a non-pro rata basis, and to cause Lehman to no longer be a Lender under the Credit Agreement; and

WHEREAS, subject to the terms and conditions of this Amendment, the parties have agreed to so amend the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the other Loan Parties, the Lenders, Lehman and the Administrative Agent, such parties hereby agree as follows:

1. Amendments to Credit Agreement. Subject to the satisfaction of each of the conditions set forth in Section 2 of this Amendment, the Credit Agreement is hereby amended as follows:

(a) Schedule I of the Credit Agreement is hereby amended as follows:

(i) The definition of “Lenders” is hereby amended to delete such definition in its entirety and to replace such definition with the following definition:

“Lenders” means the institutions listed on the signature pages hereof and each institution that shall become a party hereto pursuant to Section 9.7; provided, however, that from and after the “Effective Date” under and as defined in that certain Amendment No. 2 to this Agreement dated as of as of May 10, 2010 among the Borrower, the Administrative Agent and certain of the Lenders, Lehman Commercial Paper Inc. shall no longer constitute a “Lender” hereunder.

(ii) The definition of “Revolving Commitment Amount” is hereby amended to delete such definition in its entirety and to replace such definition with the following definition:

“Revolving Commitment Amount” means $145,000,000, as the same may be reduced pursuant to Section 2.2, or increased pursuant to Section 2.23, after the “Effective Date” under and as defined in that certain Amendment No. 2 to this Agreement dated as of May 10, 2010 among the Borrower, the Administrative Agent and certain of the Lenders.

(b) Schedule V of the Credit Agreement is hereby replaced with Schedule V attached hereto as Exhibit A.

2. Effectiveness of this Amendment; Conditions Precedent. The provisions of Section 1 of this Amendment shall be deemed to have become effective as of the date first written above (the “Effective Date”), but such effectiveness shall be expressly conditioned upon the Administrative Agent’s receipt of executed counterparts of this Amendment executed by Authorized Officers of the Borrower and the other Loan Parties, the Majority Lenders and Lehman.

3. Representations, Warranties and Covenants.

(a) The Borrower and each other Loan Party hereby represents and warrants that this Amendment and the Credit Agreement as amended hereby (collectively, the “Amendment Documents”) constitute legal, valid and binding obligations of the Borrower and the other Loan Parties enforceable against the Borrower and the other Loan Parties in accordance with their terms.

(b) The Borrower and each other Loan Party hereby represents and warrants that its execution and delivery of this Amendment, and the performance of the Amendment Documents, have been duly authorized by all proper corporate or limited liability company action, do not violate any provision of its organizational documents, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which it or any of its Affiliates is bound (which has not been previously obtained), including without limitation, the Note Indenture and the Bonding Agreement.

(c) The Borrower and each other Loan Party hereby represents and warrants that, both before and after giving effect to the provisions of this Amendment, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms,

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are made only as of an earlier specified date) are, and will be, true and correct as of the date of its execution and delivery hereof or thereof in all material respects as though made on and as of such date.

4. Reaffirmation, Ratification and Acknowledgment. The Borrower and each other Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s, or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such other Loan Parties with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. As modified hereby, the Credit Agreement is in all respects ratified and confirmed, and the Credit Agreement as modified by this Amendment shall be read, taken and so construed as one and the same instrument. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents. This Amendment shall constitute Loan Documents for purposes of the Credit Agreement.

5. Effect of this Amendment. From and after the Effective Date, (a) Lehman shall have no further obligation to fund any amount or extend any credit under the Loan Documents and shall no longer be considered a Lender thereunder, (b) the Revolving Commitment of each Lender other than Lehman shall remain unchanged, as set forth in amended Schedule V attached hereto, (c) the Revolving Credit Percentage of each Lender other than Lehman shall be increased as set forth in amended Schedule V attached hereto, including, without limitation, with respect to participation obligations for currently outstanding Letters of Credit pursuant to Section 3.4 of the Credit Agreement, and reimbursement and indemnification obligations thereafter claimed by the Administrative Agent-Related Persons pursuant to Section 8.7 of the Credit Agreement (regardless of whether the events and circumstances giving rise to such reimbursement or indemnification obligations occurred prior to or after the Effective Date), and (d) notwithstanding anything herein to the contrary, any and all interest on outstanding Loans, and Letter of Credit Fees, in each case which have accrued and are allocable to Lehman with respect to periods prior to the Effective Date (based upon its Revolving Credit Percentage in effect prior to the Effective Date), but which are paid to the Administrative Agent or the Lenders on or after the Effective Date, shall be paid to Lehman.

6. Mutual Release.

(a) For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in connection with this Amendment, each of the Borrower, the Loan Parties, the Administrative Agent and the Lenders (other than Lehman) (each a “Remaining Party”) hereby unconditionally and irrevocably waives all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of

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any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any such Remaining Party may have or claim to have against Lehman (in its capacity as a lender) or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors and assigns (collectively, the “Released Lehman Parties”), to the extent arising out of or in connection with the Loan Documents or any prior or future Borrower request to fund or make an extension of credit under the Credit Agreement including, without limitation, any past or future failure by Lehman to fund any Loan required to be funded by it under the Credit Agreement, but excluding any breach by Lehman of its contractual obligations under this Amendment (collectively, the “Remaining Party Claims”). Each of the Remaining Parties further agree forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Released Lehman Party, with respect to any and all of the foregoing described waived, released, acquitted and discharged Remaining Party Claims and from exercising any right of recoupment or setoff that it may have under a master netting agreement or otherwise against any Released Lehman Party with respect to Obligations under the Loan Documents. Each of the Released Lehman Parties shall be a third party beneficiary of this Amendment.

(b) For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in connection with this Amendment, Lehman hereby unconditionally and irrevocably waives all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which Lehman (in its capacity as a lender) may have or claim to have against any Remaining Party or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors and assigns (collectively, the “Released Remaining Parties”), to the extent arising out of or in connection with the Loan Documents or any prior or future Borrower request to fund or make an extension of credit under the Credit Agreement, but excluding any breach by any such Released Remaining Party of its contractual obligations under this Amendment (collectively, the “Lehman Claims”). Lehman further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Released Remaining Party, with respect to any and all of the foregoing described waived, released, acquitted and discharged Lehman Claims and from exercising any right of recoupment or setoff that it may have under a master netting agreement or otherwise against any such Released Remaining Party with respect to Obligations under the Loan Documents. Each of the Released Remaining Parties shall be a third party beneficiary of this Amendment.

7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

8. Administrative Agent’s Expenses. The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and the other documents, agreements and instruments contemplated hereby.

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9. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Chief Financial Officer

GREAT LAKES CARIBBEAN DREDGING, INC.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Chief Financial Officer

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Chief Financial Officer

DAWSON MARINE SERVICES COMPANY

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Chief Financial Officer

Signature Page to

Amendment No. 2 to Credit Agreement

NASDI HOLDINGS CORPORATION

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Chief Financial Officer

NASDI, LLC

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Chief Financial Officer

FIFTY-THREE DREDGING CORPORATION

By:	/s/ Paul E. Dinquel
Name:	Paul E. Dinquel
Title:	Vice President

Signature Page to

Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A., as successor by merger to LaSalle Bank National Association, as Administrative Agent

By:	/s/ Bozana Janociak
Name:	Bozana Janociak
Title:	Assistant Vice President

Signature Page to

Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and Issuing Lender

By:	/s/ Jonathan M. Phillips
Title:	Senior Vice President

Signature Page to

Amendment No. 2 to Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender and as Syndication Agent

By:	/s/ Danuta Buellesbach
Title:	Duly Authorized Signatory

Signature Page to

Amendment No. 2 to Credit Agreement

FIFTH THIRD BANK, as a Lender and as Co-Documentation Agent

By:	/s/ Neil Mesch
Title:	Vice President

Signature Page to

Amendment No. 2 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as successor to National City Bank, as a Lender and as Co-Documentation Agent

By:	/s/ Jon R. Hinard
Title:	Senior Vice President

Signature Page to

Amendment No. 2 to Credit Agreement

RBS CITIZENS, N.A., as successor by merger to Charter One Bank, as a Lender and as Co-Documentation Agent

By:
Title:

Signature Page to

Amendment No. 2 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joseph Colianni
Title:	Managing Director

Signature Page to

Amendment No. 2 to Credit Agreement

MB FINANCIAL BANK, as a Lender

By:	/s/ Henry Wessel
Title:	Vice President

Signature Page to

Amendment No. 2 to Credit Agreement

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Maria M. Lund
Title:	Authorized Signatory

Signature Page to

Amendment No. 2 to Credit Agreement

EXHIBIT A

SCHEDULE V

COMMITMENT SCHEDULE

LENDER	REVOLVING LOAN COMMITMENT	REVOLVING CREDIT PERCENTAGE

Bank of America, N.A.	$37,500,000.00	25.8620689%

General Electric Capital Corporation	$22,500,000.00	15.5172413%

Fifth Third Bank	$20,000,000.00	13.7931034%

PNC Bank, National Association	$20,000,000.00	13.7931034%

RBS Citizens, N.A.	$20,000,000.00	13.7931034%

Wells Fargo Bank, National Association	$15,000,000.00	10.3448275%

MB Financial Bank	$10,000,000.00	6.8965517%

Total	$145,000,000.00	100.00%